UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                August 10, 2009

AURUM EXPLORATIONS, INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-53481	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 903 Allied Kajima Building 138 Gloucester Wanchai, Hong Kong, PRC		00000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  +852-2591-1221

10431 Caithcart Road, Richmond, British Columbia, V6X 1N3, Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.01.	Changes in Control of Registrant.

On July 16, 2009, Wellkey Holdings Limited and Patrick Mohammed entered into a share purchase agreement for the purchase and sale of 5.5 million shares in the capital of Aurum for the purchase price of $100,000.  For more details see Exhibit 10.3 – Share Purchase Agreement.

As a result of the purchase and sale of the 5.5 million shares, there was a change in control in the voting shares of Aurum.  Wellkey Holdings Limited, which is beneficially owned by Yau-Sing Tang, the newly appointed President and CEO of Aurum, now owns 62.08% of the issued and outstanding shares of common stock in the capital of Aurum and Mr. Mohammed, the former President of Aurum owns no shares of common stock in the capital of Aurum.

Page - 1

Prior to the purchase and sale of shares, no shareholder beneficially owned 5% or more of the issued and outstanding shares of common stock, with the exception of Mr. Mohammed, who owned 62.08% of the issued and outstanding shares of common stock in the capital of Aurum.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2009, Patrick Mohammed resigned as the President, Principal Executive Officer, Treasurer, Principal Financial Officer, Principal Accounting Officer and Corporate Secretary of Aurum.  Mr. Mohammed is still the sole director of Aurum.

Also, on July 16 2009, Yau-Sing Tang consented to and was appointed as the President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Corporate Secretary of Aurum by the board of directors.

Yau-Sing Tang (46 years old) has been the President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Corporate Secretary of Aurum since July 2009.  Since October 2008 Mr. Tang has been the chief financial officer of China Agritech Inc. (CAGC.OB).  From August 2006 to March 2008 Mr. Tang was the financial controller of Carpenter Tan Holdings Ltd., a retail chain in Mainland China.  From January 2006 to July 2006 Mr. Tang was the founder and managing director of AGCA CPA Limited, a CPA firm in Hong Kong.  From April 2003 to December 2005 Mr. Tang was the executive director and chief financial officer of China Cable and Communication, Inc., a company listed on the OTCBB.  Mr. Tang received his Bachelor of Social Sciences (Honors) degree from the University of Hong Kong in 1986.  Mr. Tang is a fellow of the Association of Chartered Certified Accountants in the United Kingdom and the Hong Kong Institute of Certified Public Accountants.  Mr. Tang is also a member of the Institute of Chartered Accountants in England and Wales and the Taxation Institute of Hong Kong.

Mr. Tang does not hold a directorship in any other reporting company.

There is no family relationship among the directors or officers.

Since the beginning of Aurum’s last fiscal year, there has been no transaction or proposed transaction that Aurum was or is a party to in which Mr. Tang had or is to have a direct or indirect material interest.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.3	Share Purchase Agreement dated July 16, 2009 between Wellkey Holdings Limited and Patrick Mohammed.	Included

Page - 2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Aurum Explorations, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

AURUM EXPLORATIONS, INC.

Dated:  August 10, 2009                                                                           By:    /s/ Yau-Sing Tang
  Yau-Sing Tang – President & CEO

Page - 3

Exhibit 10.3

Page - 4

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT dated as of the 16th day of July, 2009,

BETWEEN:

Wellkey Holdings Limited, a BVI company with a registered office located at Box 933, Abbott Building, Road Town, Tortola, British Virgin Islands

(the “Purchaser”)

AND:

Patrick Mohammed, of 10431 Caithcart Road, Richmond, British Columbia, V6X 1N3

(“Mohammed”)

WHEREAS:

A.	Mohammed is the registered and beneficial owner of 5,500,000 restricted common shares in the capital of Aurum Explorations, Inc. (the “Shares”);

B.	Mohammed wishes to sell and the Purchaser wishes to purchase the Shares pursuant to the terms and conditions of this agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of $1.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

1.	Mohammed agrees to sell and the Purchaser agrees to purchase the Shares for and at a price of US$100,000 (the “Purchase Price”) at the date of this agreement.

Page - 5

2.	The Purchaser will deliver to Mohammed US$100,000 (the “Purchase Price”) as consideration for the transfer of the Shares to the Purchaser from Mohammed.

3.	Mohammed represents and warrants to the Purchaser that:

a.
Mohammed owns the Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances of every nature and kind whatsoever.  The Shares are fully paid and non-assessable and Mohammed has due and sufficient right and authority to enter into this agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser.

b.	No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares, with the exception of this agreement.

c.	Mohammed is a resident of Canada within the meaning of Section 116 of the Income Tax Act (Canada).

4.	The effective date of sale and purchase of the Shares will be July 16, 2009 (the “Closing Date”).

5.	On the Closing Date,

Mohammed will deliver to the Purchaser the share certificates, duly endorsed for transfer, representing the Shares, and the Purchaser will deliver a certified cheque or solicitor’s trust cheque payable to “Patrick Mohammed” in the amount of US$100,000 as full payment of the Purchase Price.

6.	This agreement will enure to the benefit of and will be binding upon the parties and their respective successors and assigns.

Page - 6

7.	Time will be of the essence of this agreement.

8.	The parties will sign such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of the agreement.

IN WITNESS WHEREOF the parties have signed this Share Purchase Agreement as of the day and year first above written.

Wellkey Holdings Limited

Per: /s/ Authorized Signatory

  Authorized Signatory

/s/ Patrick Mohammed

  Patrick Mohammed

Page - 7